Exhibit 10.66

July 31, 2006

SmarTire Systems Inc.
13151 Vanier Place, Suite 150
Richmond, British Columbia
V6V 2J1

Re: Registration rights on financial instruments held by Cornell Capital Partners, LP (“Cornell”), Starome Investments Limited (“Starome”), Xentennial Holdings Limited (“Xentennial”) and Staraim Enterprises Limited (“Staraim”)

The following financial instruments are held by the entities identified below:

Date of Instrument	Financial Instrument	Amount	Held by
March 22 05	5% convertible preferred stock and warrants	$ 4.0 million	Cornell
May 27 05	5% convertible debenture and warrants	$ 1.5 million	Cornell
Dec. 30 05	10% convertible debenture and warrants	$ 8.0 million	Xentennial
Dec. 30 05	10% convertible debenture and warrants	$ 20.0 million	Starome
Dec. 30 05	10% convertible debenture and warrants	$ 2.0 million	Staraim

On January 11, 2006, SmarTire filed with the SEC a registration statement on Form SB-2, as amended (the “Registration Statement”). The Registration Statement was not declared effective on or before May 11, 2006, resulting in SmarTire being in non-compliance with Section 2 of the financial instruments and related agreements identified above (the “Financial Instruments”).

Each of Cornell, Starome, Xentennial and Staraim agrees that an Event of Default (as defined in the applicable Financial Instrument) has not occurred as a result of the Registration Statement not being declared effective by the SEC pending the filing of an amended or new registration statement, or a withdrawal of the Registration Statement as mutually agreed by SmarTire and each of the undersigned, and each of Cornell, Starome, Xentennial and Staraim waives any and all of its rights under the applicable default provisions of the Financial Instruments affected by this non-compliance until October 31, 2006.

Yours very truly,

Cornell Capital Partners, LP    Xentennial Holdings Limited

/s/ Mark Angelo                                 /s/ Mark Angelo
By: Mark Angelo      By: Mark Angelo
Its: President and Portfolio Manager    Its: President and Portfolio Manager

Starome Investments Limited    ________________________
                     By:
/s/ Michael Weiss                        Its:
By:  Michael Weiss
Its: Director
                      Staraim Enterprises Limited
____________________________
By:         /s/ Mark Angelo
Its:        By: Mark Angelo
                      Its:

                                  _________________________
                      By:
                      Its: